                                                                  Exhibit 99(b)


       CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (UNAUDITED)
                   INDIANA FEDERAL CORPORATION AND SUBSIDIARIES

                                       ASSETS

                                                             MARCH 31,       DECEMBER 31,
                                                               1997             1996
                                                           ------------      ------------
Cash                                                       $ 21,673,373      $ 25,820,066
Interest-earning deposits in other institutions                  85,160            66,473
                                                            ------------      ------------
  Total Cash and Cash Equivalents                            21,758,533        25,886,539

Investment securities:
  Available-for-sale                                         84,534,351        86,432,613

Mortgage-backed securities:
  Available-for-sale                                         41,637,500        43,281,163

Loans receivable                                            620,965,609       629,041,525
Allowance for loan losses                                    (6,907,913)       (7,457,791)
                                                            ------------      ------------
  Loans Receivable, Net                                     614,057,696       621,583,734

Loans held for sale                                             754,248         1,969,697
Real estate held for sale, acquired through foreclosure       1,013,828         3,308,412
Office properties and equipment                              10,150,227        10,476,611
Federal Home Loan Bank stock                                  9,043,600         8,173,300
Accrued interest receivable                                   5,639,870         5,558,283
Goodwill and deposit base intangible                          4,347,319         4,513,658
Investment in Section 42 properties                           6,336,882         6,486,882
Investment in single premium life insurance policies         12,620,469        12,569,683
Other assets                                                  7,029,870         6,584,103
                                                            ------------      ------------

    TOTAL ASSETS                                           $818,924,393      $836,824,678
                                                           ============      ============

            CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (UNAUDITED)
                         INDIANA FEDERAL CORPORATION AND SUBSIDIARIES

                             LIABILITIES AND SHAREHOLDERS' EQUITY

                                                              MARCH 31,      DECEMBER 31,
                                                                1997             1996
                                                           -------------    -------------
Deposits                                                    $550,388,778     $569,077,995
Federal Home Loan Bank advances
  and other borrowings                                       191,298,392      192,799,821
Advance payments by borrowers for
  taxes and insurance                                          2,486,697        1,175,407
Other liabilities                                              2,830,168        2,405,175
                                                            ------------     ------------

  TOTAL LIABILITIES                                          747,004,035      765,458,398

Shareholders' Equity
  Serial Preferred Stock, par value $.01
    per share; authorized:  5,000,000 shares;
    none issued                                                      --                --
  Common Stock, par value $.01 per share;
    authorized:  10,000,000 shares; issued
    1997--5,895,236 shares, 1996--5,878,530 shares               58,952            58,785
  Additional paid-in capital                                 27,932,024        27,729,839
  Unrealized gain (loss) on available-for-sale
    securities, net of deferred income taxes                   (708,789)          360,055
  Retained earnings                                          53,595,342        52,174,772
  Treasury Stock, at cost - 1,109,000 shares                 (8,754,075)       (8,754,075)
  Guaranteed ESOP obligation                                   (203,096)         (203,096)
                                                            ------------      ------------
  TOTAL SHAREHOLDERS' EQUITY                                 71,920,358        71,366,280
                                                            ------------      ------------

    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $818,924,393      $836,824,678
                                                           ============      ============


                     CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                          INDIANA FEDERAL CORPORATION AND SUBSIDIARIES


                                                               THREE MONTHS ENDED
                                                                    MARCH 31,
                                                               1997            1996
                                                           ------------   -------------
Interest income:
  Interest on loans                                         $13,049,111     $11,691,030
  Interest on mortgage-backed securities                        748,933         460,958
  Interest and dividends on investment securities             1,689,142       1,205,028
                                                            -----------     -----------
Total Interest Income                                        15,487,186      13,357,016

Interest expense:
  Interest on deposits                                        6,110,321       5,850,772
  Interest on FHLB advances and other borrowings              2,635,670       1,460,139
                                                            -----------     -----------
Total Interest Expense                                        8,745,991       7,310,911
                                                            -----------     -----------

Net Interest Income                                           6,741,195       6,046,105
Provision for loan losses                                       240,000          50,000
                                                            -----------     -----------
Net Interest Income After Provision for Loan Losses           6,501,195       5,996,105

Other income:
  Commissions on sales of insurance and securities              452,149         363,450
  Gain (loss) on sale of real estate owned                      (21,811)         (2,046)
  Gain (loss) on sale of mortgage loans                          26,186         (17,670)
  Gain (loss) on valuation of mortgage loans                         --        (195,071)
  Gain (loss) on sale of securities                                  --         (20,313)
  Customer service fees                                         468,386         376,533
  Other                                                         900,637         544,651
                                                            -----------     -----------

Total Other Income                                            1,825,547       1,049,534

Other expenses:
  Salaries and employee benefits                              2,532,669       2,208,142
  Net occupancy expense                                         456,955         381,703
  Furniture and equipment expense                               353,166         424,974
  Federal insurance premiums                                     76,560         262,500
  Marketing                                                     134,211         118,510
  Other general and administrative expenses                   1,469,121       1,467,073
                                                            -----------     -----------
Total Other Expenses                                          5,022,682       4,862,902
                                                            -----------     -----------

Income Before Income Taxes                                    3,304,060       2,182,737
Income Tax Expense                                            1,024,380         546,100
                                                            -----------     -----------

Net Income                                                  $ 2,279,680     $ 1,636,637
                                                            ===========     ===========

Amounts per common share:
  Net Income                                                   $0.47           $0.34
                                                               =====           =====
  Cash Dividend Paid                                           $0.18           $0.28
                                                               =====           =====



                        CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                          INDIANA FEDERAL CORPORATION AND SUBSIDIARIES


                                                                THREE MONTHS ENDED
                                                                     MARCH 31,
                                                                1997           1996
                                                            -----------     -----------

OPERATING ACTIVITIES
  Net income                                                 $ 2,279,680     $ 1,636,637
  Adjustments to reconcile net income to net cash
    provided (used) by operating activities:
    Provision for loan losses                                    240,000          50,000
    Originations of loans held for sale                       (5,572,412)     (9,673,832)
    Cost of loans sold                                         6,787,861       4,034,355
    Provision for depreciation and amortization                  522,664         561,741
    Amortization (accretion) of premiums and discounts, net      (60,204)       (160,995)
    Proceeds from sales of trading securities                         --       4,076,563
    Purchases of trading securities                                   --      (4,096,875)
    Deferred federal income taxes                               (118,572)       (167,819)
    Increase (decrease) in interest receivable                   (81,587)        953,897
    Decrease in interest payable                                 214,485          33,245
    Net losses on sale of securities                                  --          20,313
    Net losses on sale of real estate owned                       21,811           2,046
    Net (gains) losses on sale and valuation of mortgage loans   (26,186)        212,741
    Net change in other assets and liabilities                 1,020,694      (2,593,738)
                                                              -----------     -----------
Net Cash Provided (Used) by Operating Activities               5,228,234      (5,111,721)
                                                              -----------     -----------

INVESTING ACTIVITIES
  Purchase of Forrest Holdings, Inc. stock                            --      (2,500,000)
  Purchase of FHLB stock                                        (870,300)             --
  Principal payments on securities available-for-sale          2,483,214       4,635,000
  Proceeds from maturities of securities available-for-sale    6,500,000       1,950,000
  Purchase of securities available-for-sale                   (8,365,389)     (3,475,768)
  Principal payments on mortgage-backed securities
    available-for-sale                                         1,153,684       1,025,225
  Loan originations and principal payments on loans            8,075,916      (3,591,250)
  Purchases of office properties and equipment                   (35,748)       (486,067)
  Proceeds from sale of real estate                              456,184         146,695
                                                              -----------     -----------
Net Cash Provided (Used) by Investing Activities               9,397,561      (2,296,165)
                                                              -----------     -----------

FINANCING ACTIVITIES
  Net decrease in non-certificate accounts                    (5,290,482)     (1,923,053)
  Net increase (decrease) in certificates of deposit         (12,616,418)     15,906,943
  Proceeds from Federal Home Loan Bank advances               60,000,000      10,000,000
  Repayments on Federal Home Loan Bank advances              (50,093,929)    (32,626,213)
  Net increase (decrease) in other borrowings                (11,407,500)      3,591,250
  Net increase in advance payments by borrowers
    for taxes and insurance                                    1,311,290       1,405,611


                  INDIANA FEDERAL CORPORATION AND SUBSIDIARIES


                                                                 THREE MONTHS ENDED
                                                                      MARCH 31,
                                                                 1997           1996
                                                             -----------     -----------
FINANCING ACTIVITIES (Continued)
  Cash dividends                                             $  (859,114)    $(1,327,550)
  Exercise of stock options                                      202,352          96,678
                                                              -----------     -----------
Net Cash Used by Financing Activities                        (18,753,801)     (4,876,334)
                                                              -----------     -----------

Decrease in Cash and Cash Equivalents                         (4,128,006)    (12,284,220)
Cash and Cash Equivalents at Beginning of Year                25,886,539      28,447,952
                                                              -----------     -----------

Cash and Cash Equivalents at End of Quarter                  $21,758,533     $16,163,732
                                                             ===========     ===========


SUPPLEMENTAL DISCLOSURES OF CASH FLOW
  INFORMATION - CASH PAID DURING THE PERIOD:
    Interest:
      Deposits                                               $ 6,339,451     $ 5,777,123
      Federal Home Loan Bank advances and other borrowings     2,621,025       1,493,384
                                                             -----------     -----------
                                                             $ 8,960,476     $ 7,270,507
                                                             ===========     ===========

    Income Taxes                                             $   345,000     $   500,000

SUPPLEMENTAL DISCLOSURE OF NON-CASH
  INVESTING ACTIVITY:
    Loans transferred to held-for-sale category due to
      borrower conversion of adjustable-rate mortgage
      loans to fixed-rate mortgage loans                     $   405,416     $         --
    Loans originated to finance the sale of
      real estate owned                                      $ 1,838,400     $         --


                       NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                         (UNAUDITED)
                           INDIANA FEDERAL CORPORATION AND SUBSIDIARIES

                                         March 31, 1997

NOTE 1 - Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with instructions to Form 10-Q and Article 10 of regulation S-X. Accordingly, such statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 1997 are not necessarily indicative of the results that may be expected for the year ending December 31, 1997.

NOTE 2 - Earnings Per Share

Earnings per share of common stock have been determined by dividing net income for the period by the weighted average number of shares of common stock equivalents outstanding. Common stock options in the calculation assumes purchase of treasury stock with the option proceeds at the average market price for the period (when dilutive).

In February 1997, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 128, Earnings Per Share. Statement 128 is effective for both interim and annual financial statements for periods ending after December 15, 1997. Earlier application is not permitted. As a result, calendar year end companies will first report on the new EPS basis in the fourth quarter ended December 1997. Subsequent to the effective date, all prior-period EPS amounts (including EPS information in interim financial statements, earnings summaries and selected financial data) are required to be restated to conform to the provisions of Statement 128.

NOTE 3 - Reclassification

Certain amounts in the 1996 condensed consolidated financial statements have been reclassified to conform with the 1997 presentation.

NOTE 4 - Mergers and Acquisitions

On November 14, 1996, the Corporation announced a merger of equals with Pinnacle Financial Services, Inc. ("Pinnacle") of St. Joseph, Michigan. In addition, on March 3, 1997, Pinnacle announced the acquisition of CB Bancorp, Inc. of Michigan City, Indiana.

The mergers, which are subject to regulatory and shareholder approval, are expected to be completed by mid-year 1997. The merger will create a new bank franchise with 50 branch locations in southwest Michigan and northwest Indiana with assets of approximately $2.2 billion.